united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4221 North 203rd Street, Ste 100, Elkhorn, Nebraska 68022 _______

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2633

Date of fiscal year end: 3/31

Date of reporting period: 3/31/20

Item 1. Reports to Stockholders.

ANNUAL REPORT

March 31, 2020

Core Market Neutral Fund

Institutional Class – STAKX

Class N - STTKX

1-855-447-2532
www.alphacorefunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Core Market Neutral Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.alphacorefunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

CORE MARKET NEUTRAL FUND (Unaudited)

Due to difficulties in distribution and sales of the Fund and achieving economies of scale to benefit shareholders, the Board of Trustees of Northern Lights Fund Trust (the “Board”) has determined based on the recommendation of the Adviser of the Fund, that it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on May 15, 2020.

The Fund’s investment objective is to seek capital appreciation with a low correlation to broad equity market indices. The Fund seeks to achieve this objective by obtaining indirect exposure to equity and equity-related securities based on quantitative equity strategies. The strategy seeks to utilize quantitative and statistical data analysis to take advantage of pricing aberrations in equity and equity-related securities. The Adviser obtains this exposure to quantitative equity strategies by investing the Fund’s assets in negotiated derivative instruments with counterparty banks (such as a swap, option, or other derivative) that provide exposure to one or more quantitative equity strategies. To preserve principal and to generate income, the Adviser may also invest the Fund’s assets in short-term investment grade fixed-income securities. Such short-term fixed income securities may include commercial paper and U.S. Treasury securities.

The past year has been a difficult environment for systematic equity investing. We previously commented on some of the headwinds faced by multifactor equity investors. If you look broadly across the quantitative equity multifactor space, many managers struggled during this time period. Several factor dynamics in 2019 likely contributed to creating this difficult environment. Two possible explanations are the recent decline in factor diversity and the meaningful factor reversals we saw during the second half of 2019. A lack of factor diversity implies that a number of factors have exhibited higher correlations vs. their longer-term historical averages. As a result, managers overload on what they traditionally have understood as unique bets, harvesting less unique sources of return. When these correlated factors underperform, multifactor quantitative equity performance does not benefit as much from its factor diversification. And while 2019 presented factor specific challenges, the 2020 environment brought a host of new hurdles for the space given the spike in market volatility associated with the Corona virus pandemic.

The Fund posted a positive return of 0.25% during the month of January 2020. Gains were produced in momentum and mean reversion strategies with losses in fundamental. By region, gains came from Europe and Asia with losses in the US. From a markets perspective, in the first half of the month markets were generally driven by the ratification of the “phase one” US-China trade deal, renewed central bank balance sheet expansion, Brexit clarity, and some better than expected US earnings releases. However, many markets reversed course in the second half of the month, including global stocks trading lower, as the coronavirus outbreak intensified. Commodity-sensitive economies and their currencies came under pressure as commodity prices sold-off on concerns that the worsening coronavirus outbreak would pare Chinese demand for raw materials.

The remainder of the quarter proved to be a difficult period for the strategy. In February 2020, global markets were further driven by the worsening COVID-19 coronavirus epidemic. The impact spread across all markets as world economic growth fears and supply chain disruption concerns expanded rapidly. Investors aggressively sought the safety of fixed income instruments, sending global yields tumbling and expectations for further central bank stimulus soaring. Global equity markets sold off, expectations on demand for base metal, petroleum, and beef products fell, and commodity-linked currencies came under pressure. The Fund posted a February return of -4.34%. Losses in February 2020 were attributable to meaningful detraction that came from fundamental strategies across all regions. Positive contributions came from Momentum and Mean Reversion strategies but were offset by losses in Fundamental. Momentum gains came from the US and Europe, while Mean Reversion strategies gained in the US and Asia.

Global equity indices would continue to sell off during March 2020 as economic activity sharply decreased on the back of containment measures in the form of “stay at home” directives, closures, and shutdowns. Central banks and governments took unprecedented steps in an effort to soften the financial impact from the virus but fear over the length and depth of the growth slowdown sent risky asset sharply lower. Flight-to-quality moves sent the US dollar sharply higher while the expanding pandemic negatively affected demand expectations for commodities including base metals, petroleum, and beef products, among others. The Fund losses in March, posting a monthly return of -4.97%. Detraction came from Mean Reversion, Fundamental, and Momentum strategies. Momentum losses came from the US while Mean Reversion and Fundamental strategies were down across regions.

Model signals will have difficulty in crisis periods such as the one we are experiencing now. While factor behavior was somewhat orderly- for example, quality and low volatility held up better on a relative basis, you also saw momentum not break this episode compared to other equity selloffs like the tech bubble and GFC. Historical data sets have not yet included pandemic crisis behavior in markets, and therefore, quantitative systematic strategies are not reacting fast enough to the environment seen during the quarter. The Campbell management team in these types of instances will include discretionary measures to better manage risk. As a result, the overall strategy’s gross exposure saw a meaningful reduction given the heightened levels of volatility in all markets. The decision to reduce gross exposure was a combination of the systematic risk management process and additional action by the investment committee to reduce risk as the systematic estimates are not reacting fast enough to the current volatility environment. These measures are intended to continue hitting the strategy’s risk target (not to under-deliver risk).

As of March 31, 2020, Core Market Neutral Fund was down an annualized -11.44% since its inception on August 14, 2017 (commenced trading operations on September 8, 2017), and cumulatively down -27.33%. During the first quarter of 2020, the Fund was posted a -8.02% return, while the S&P 500 Index posted a -19.60% return. In this same period, the Morningstar Market Neutral Category Average return was -4.07%.

Since Inception: 8/14/2017 - 3/31/2020
Investment Name	Cumulative Return	1 Year Return (as of 3/31/20)
Core Market Neutral Instl	-11.44%	-14.04%
S&P 500 TR USD	4.24%	-6.98%
US Fund Market Neutral	-1.16%	-3.13%

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses is 2.79% for the Institutional Class and 3.23% for Class N shares per the Fund’s prospectus dated July 29, 2019. Both Class N and the Institutional Class shares are subject to a redemption fee of 1.00% on shares redeemed within 30 days of purchase. For performance information current to the most recent month- end, please call 1-855-447-2532.

Source: Morningstar Direct

It is noted the Adviser enacted its business continuity plan in the middle of March 2020, and the majority of personnel are working remotely. We have been and remain fully operational and Fund operations have continued without disruption.

Please reach out to our team with any questions.

Richard Pfister

Portfolio Manager

S&P 500 Index: S&P 500 index is a float-adjusted market-cap weighted index, largely reflecting the large-cap US equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization

Morningstar Market Neutral Category Group: The peer group includes both open end mutual funds and ETFs classified by Morningstar as Market Neutral. These include that portfolios seek income while maintaining low correlation to fluctuations in market conditions. Market neutral portfolios typically hold 50% of net assets in long positions and 50% of net assets in short positions in order to deliver positive returns regardless of the direction of the market. The returns of the category are the fractionally weighted category average return, which is the simple average of the returns of the distinct funds in the category, where the funds with multiple share classes are represented by the simple average of the returns of each of their share classes. In fractional weighting, each of the fund is represented only once by the average of the returns of their share classes.

IMPORTANT RISK INFORMATION

The fund has a limited history of operations. Although the Fund’s investment strategy is to provide attractive risk-adjusted returns independent of overall market direction, there is no guarantee that the Fund’s performance will be independent of overall market direction in all market conditions. A significant part of the Fund’s investment operations may involve spread positions between two or more financial instrument positions. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. The Fund’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The value of a derivative may be highly volatile and may fluctuate substantially during a short period of time. The Fund may depend on one or more managers to develop and implement appropriate systems for the Fund’s activities. The Fund may rely extensively on models and/or computer programs and systems to trade, clear and settle transactions, to evaluate certain securities based on real-time trading information, to monitor its portfolios and net capital, and to generate risk management and other reports that are critical to the oversight of the Fund’s activities. Any such defect or failure could have a material adverse effect on the Fund. The Fund’s investment program may involve the purchase and sale of relatively volatile financial instruments such as derivatives, which are frequently valued based on implied volatilities of such derivatives compared to the historical volatility of underlying financial instruments. Fluctuations or prolonged changes in the volatility of such instruments, therefore, can adversely affect the value of investments held by the Fund.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Market Neutral Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.alphacorefunds.com or by calling 858-875-4100. The prospectus should be read carefully before investing. The Market Neutral Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. There is not affiliation between Campbell & Company, AlphaCore Capital and Northern Lights Distributors, LLC.

2170-NLD-4/29/2020

Core Market Neutral Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

Comparison of the Change in Value of a $500,000 Investment

	One	Annualized Since Inception
	Year	August 14, 2017	December 28, 2017
Core Market Neutral Fund:
Institutional Class *	(13.75)%	(11.41)%	N/A
Class N **	(14.04)%	N/A	(12.72)%
HFRX Equity Market Neutral Index	(9.01)%	(4.85)%	(5.65)%
BofA Merrill Lynch US 3-Month Treasury Bill Index	2.25%	1.96%	2.11%

*	The Institutional Class commenced operations on August 14, 2017 and trading commenced on September 8, 2017.

**	Class N commenced operations on December 28, 2017.

HFRX Equity Market Neutral Index: Strategies employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both Factor-based and Statistical Arbitrage/Trading strategies. Equity Market Neutral Strategies typically maintain characteristic net equity market exposure no greater than 10% long or short. Investors cannot invest directly in an index or benchmark.

The BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The index is rebalanced monthly and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses is 2.79% for the Institutional Class and 3.23% for Class N as per the July 29, 2019 prospectus. Both Class N and the Institutional Class shares are subject to a redemption fee of 1.00% on shares redeemed within 30 days of purchase.

For performance information current to the most recent month-end, please call 1-855-447-2532.

PORTFOLIO COMPOSITION* (Unaudited)

Short-Term Investments	70.2%
Cash and Other Assets Less Liabilities	29.8%
100.0%

*  Based on Net Assets as of March 31, 2020, excluding swaps.

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

Core Market Neutral Fund
PORTFOLIO OF INVESTMENTS
March 31, 2020

Principal				Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS - 70.2%
	U.S. TREASURY BILLS - 70.2%
$4,000,000	United States Treasury Bill			0.00%	4/9/2020	$3,999,930
4,700,000	United States Treasury Bill			0.00%	4/23/2020	4,699,938
4,500,000	United States Treasury Bill			0.00%	6/4/2020	4,499,500
4,500,000	United States Treasury Bill			0.00%	7/16/2020	4,499,089
	TOTAL SHORT-TERM INVESTMENTS (Cost - $17,662,524)					17,698,457

	TOTAL INVESTMENTS (Cost - $17,662,524) - 70.2%					$17,698,457
	CASH AND OTHER ASSETS LESS LIABILITIES - 29.8%					7,505,964
	NET ASSETS - 100.0%					$25,204,421

TOTAL RETURN SWAPS
						Unrealized
Number of		Notional Amount at		Termination		Appreciation/
Shares	Reference Entity (1)	March 31, 2020	Interest Rate Payable	Date	Counterparty	(Depreciation)
238,428	MSALP84X INDEX	$21,033,441	1-Month USD_LIBOR + 8 bp	11/23/2020	Morgan Stanley	$—

LIBOR - London Interbank Offered Rate

(1)	For information regarding the underlying swap positions, refer to the Additional Information Section that begins on the next page.

The accompanying notes are an integral part of these financial statements.

Core Market Neutral Fund
ADDITIONAL INFORMATION - TOP POSITIONS BASED ON GROSS EXPOSURE
MORGAN STANLEY SWAP
March 31, 2020

Shares	Security	Value

	COMMON STOCK - 3.6%
	AUSTRALIA- 0.1%
3,430	Fortescue Metals Group Ltd.	$20,993

	BELGIUM - 0.2%
2,846	Euronav NV	32,103

	CANADA - 0.1%
364	CGI, Inc.	19,805

	FINLAND - 0.1%
2,631	Kemira OYJ	25,491

	FRANCE - 0.1%
349	Atos SE	23,643

	GERMANY - 0.1%
182	Bechtle AG	23,345

	JAPAN - 1.1%
200	Chugai Pharmaceutical Co.	23,158
900	Daiichi Sankyo Co., Ltd.	26,219
500	Kaken Pharmaceutical Co., Ltd.	23,297
700	KDDI Corp.	20,685
300	Nissin Food Holdings Co., Ltd.	25,010
800	NTT Docomo, Inc.	25,025
1,900	ShinMaywa Industries, Ltd.	19,818
400	Sugi Holdings, Co., Ltd.	21,379
600	Sundrug Co., Ltd.	19,230
600	Tobu Railway, Co. Ltd.	20,953
		224,774
	NETHERLANDS - 0.1%
409	Royal Vopak NV	21,281

	PHILIPIINES - 0.1%
1,152	PLDT, Inc. - ADR	23,685

	SWEDEN - 0.2%
528	Swedish Match AB	30,270

	SWITZERLAND - 0.6%
30	Banque Cantonale Vaudoise	24,619
51	Ems-Chemie Holdings AG	32,074
613	Logitech International SA	26,508
314	Novartis International AG	25,914
64	Roche Holding Ltd. AG	20,773
		129,888

	UNITED KINGDOM - 0.1%
1,070	GlaxoSmithKline PLC	20,095

	UNITED STATES - 0.7%
214	Alexion Pharmaceuticals, Inc.	19,215
434	Bristol-Myers Squibb Co.	24,191
1,214	Inovalon Holdings, Inc.	20,225
172	Penumbra, Inc.	27,749
556	Simulations Plus, Inc.	19,416
142	Teladoc Health, Inc.	22,011
2,841	Zynga, Inc.	19,461
		152,268

	TOTAL COMMON STOCK (Cost - $719,978)	$747,641

The accompanying notes are an integral part of these financial statements.

Core Market Neutral Fund
ADDITIONAL INFORMATION - TOP POSITIONS BASED ON GROSS EXPOSURE (Continued)
MORGAN STANLEY SWAP
March 31, 2020

Shares	Security	Value

	SECURITIES SOLD SHORT* - 2.1%
	CAYMAN ISLANDS - 0.2%
165	Alibaba Group Holdings Ltd. - ADR	$32,089

	FRANCE - 0.1%
320	Ubisoft Entertainment SA	23,588

	GERMANY - 0.4%
4,656	Deutsche Bank AG	30,494
171	LEG Immobilien AG	19,270
7,752	Telefónica SA	19,215
513	Zalando SE	19,696
		88,675
	JAPAN - 0.7%
100	Disco Corp.	19,786
1,400	Idemitsu Kosan Co., Ltd.	32,136
100	Keyence Corp.	32,264
1,200	Pan Pacific International Holdings Corp.	22,776
100	SMC Holdings Corp.	42,379
		149,341

	SWEDEN - 0.2%
1,541	Sandvik AB	21,969
1,948	Wallenstam AB	22,217
		44,186

	UNITED STATES - 0.5%
794	Moelis & Co.	22,311
92	NextEra Energy, Inc.	22,137
239	Nike, Inc.	19,775
2,663	United Insurance Holdings Co.	24,606
509	Vicor Corp.	22,671
		111,500

	TOTAL COMMON STOCK SOLD SHORT (Proceeds - $448,164)	$449,379

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

Swap:

The Fund holds a total return swap with Morgan Stanley Capital Services LLC. The swap provides exposure to the daily returns of a reference asset managed by Campbell & Co., LLC, less 0.35% per annum, in a market neutral strategy. According to the terms of the swap, the Adviser may increase or decrease this exposure on a daily basis. As of March 31, 2020, the Fund was subject to a base rate of one month USD LIBOR plus 8 bp. The reference asset account participates in an offsetting cash yield at the rate of one month LIBOR. The swap agreement contract was initially entered into as of December 17, 2018 (initial notional investment of $11,500,000), and has a two year swap duration, which may be increased, or decreased daily, and extended at any time.

The accompanying notes are an integral part of these financial statements.

Core Market Neutral Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in Securities at Cost	$17,662,524
Investments in Securities at Value	$17,698,457
Cash	4,213,211
Cash Collateral for Swap Contracts	3,000,000
Receivable for Swap Reset	371,885
Due from Investment Adviser	27,539
Total Assets	25,311,092

Liabilities:
Payable to Related Parties	50,712
Accrued Trustee Fees	7,223
Payable for Fund Shares Redeemed	4,510
Accrued Distribution Fees	16
Accrued Expenses and Other Liabilities	44,210
Total Liabilities	106,671

Net Assets	$25,204,421

Composition of Net Assets:
Net Assets consisted of:
Paid-in-Capital	30,198,585
Accumulated Losses	(4,994,164)
Net Assets	$25,204,421

Net Asset Value Per Share
Institutional Class:
Net Assets	$25,163,404
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	2,307,184
Net Asset Value, Offering Price and Redemption Price per Share (a)	$10.91

Class N:
Net Assets	$41,017
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	3,783
Net Asset Value, Offering Price and Redemption Price per Share (a)	$10.84

(a)	The Fund charges a fee of 1% on redemptions of shares held for less than 30 days.

The accompanying notes are an integral part of these financial statements.

Core Market Neutral Fund
STATEMENT OF OPERATIONS

For the Year Ended March 31, 2020

Investment Income:
Interest Income	$531,059
Total Investment Income	531,059

Expenses:
Investment Advisory Fees	273,300
Distribution Fees:
Class N	316
Administration Fees	55,776
Transfer Agent Fees	48,077
Fund Accounting Fees	41,823
Registration and Filing Fees	28,106
Legal Fees	25,655
Audit Fees	25,038
Printing Expense	20,741
Chief Compliance Officer Fees	18,208
Trustees’ Fees	17,223
Custody Fees	10,106
Third Party Administrative Servicing Fees	8,821
Miscellaneous Expenses	4,340
Insurance Expense	1,066
Total Expenses	578,596
Less: Investment Advisory Fees Waived /Expenses Reimbursed	(42,061)
Net Expenses	536,535
Net Investment Loss	(5,476)

Net Realized and Unrealized Gain (Loss) on Investments and Swaps :
Net Realized Gain (Loss) from:
Investments	5,368
Swaps	(4,020,585)
(4,015,217)

Net Change in Unrealized Appreciation on Investments	28,981

Net Realized and Unrealized Loss on Investments and Swaps	(3,986,236)

Net Decrease in Net Assets Resulting From Operations	$(3,991,712)

The accompanying notes are an integral part of these financial statements.

Core Market Neutral Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	March 31, 2020	March 31, 2019
Operations:
Net Investment Loss	$(5,476)	$(69,817)
Net Realized Loss on Investments, Swaps and Options	(4,015,217)	(2,924,790)
Net Change in Unrealized Gain on Investments and Options	28,981	150,184
Net Decrease in Net Assets Resulting From Operations	(3,991,712)	(2,844,423)

Capital Share Transactions:
Institutional Class:
Proceeds from Shares Issued	15,955,882	14,739,481
Cost of Shares Redeemed	(345,866)	(23,150,545)
Redemption Fees	—	2,402
Total Capital Share Transactions	15,610,016	(8,408,662)

Class N
Proceeds from Shares Issued	—	196,763
Cost of Shares Redeemed	(79,609)	(980,419)
Redemption Fees	—	212
Total Capital Share Transactions	(79,609)	(783,444)

Total Net Increase (Decrease) in Net Assets	11,538,695	(12,036,529)

Net Assets:
Beginning of Year	13,665,726	25,702,255
End of Year	$25,204,421	$13,665,726

SHARE ACTIVITY
Institutional Class
Shares Sold	1,266,722	1,160,155
Shares Redeemed	(28,811)	(1,771,299)
Net increase (decrease) in shares of beneficial interest outstanding	1,237,911	(611,144)

Class N
Shares Sold	—	14,416
Shares Redeemed	(7,100)	(78,512)
Net decrease in shares of beneficial interest outstanding	(7,100)	(64,096)

The accompanying notes are an integral part of these financial statements.

Core Market Neutral Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Institutional Class
	Year Ended		Year Ended	Period* Ended
	March 31, 2020		March 31, 2019	March 31, 2018

Net Asset Value, Beginning of Period	$12.65		$14.64	$15.00
From Operations:
Net investment loss (a)	(0.00	) (g)	(0.05)	(0.10)
Net realized and unrealized loss on investments, swaps and options	(1.74)		(1.94)	(0.26)
Total from operations	(1.74)		(1.99)	(0.36)

Paid in capital from redemption fees	—		0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$10.91		$12.65	$14.64

Total Return (b)	(13.75)%		(13.59)%	(2.40	)% (c)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$25,163		$13,529	$24,605
Ratio of expenses to average net assets (f)
before waiver	2.09%		2.79%	2.65	% (d)
net of waiver	1.94%		1.86%	1.99	% (d)
Ratio of net investment loss to average net assets (f)	(0.02)%		(0.40)%	(1.21	)% (d)
Portfolio turnover rate	0%		0%	0	% (c)

*	For the period August 14, 2017 (commencement of operations) through March 31, 2018. Trading commenced on September 8, 2017.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Not annualized.

(d)	Annualized.

(e)	Amount is less than $0.01 per share.

(f)	Does not include indirect expenses of underlying derivatives in which the Fund invests, which could be significant.

(g)	Amount is less than $(0.01) per share.

The accompanying notes are an integral part of these financial statements.

Core Market Neutral Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Class N
	Year Ended	Year Ended	Period* Ended
	March 31, 2020	March 31, 2019	March 31, 2018

Net Asset Value, Beginning of Period	$12.61	$14.63	$14.73
From Operations:
Net investment loss (a)	(0.03)	(0.13)	(0.04)
Net realized and unrealized loss on investments, swaps and options	(1.74)	(1.89)	(0.06)
Total from operations	(1.77)	(2.02)	(0.10)

Paid in capital from redemption fees	—	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$10.84	$12.61	$14.63

Total Return (b)	(14.04)%	(13.81)%	(0.68	)% (c)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$41	$137	$1,097
Ratio of expenses to average net assets (f)
before waiver	2.23%	3.23%	2.75	% (d)
net of waiver	2.19%	2.11%	2.24	% (d)
Ratio of net investment loss to average net assets (f)	(0.25)%	(0.97)%	(1.24	)% (d)
Portfolio turnover rate	0%	0%	0	% (c)

*	For the period December 28, 2017 (commencement of operations) through March 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Not annualized.

(d)	Annualized.

(e)	Amount is less than $0.01 per share.

(f)	Does not include indirect expenses of underlying derivatives in which the Fund invests, which could be significant.

The accompanying notes are an integral part of these financial statements.

Core Market Neutral Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2020

1.	ORGANIZATION

Core Market Neutral Fund (formerly AlphaCore Statistical Arbitrage Fund) (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Fund offers two classes of shares designated as Institutional Class and Class N. The Fund seeks capital appreciation with a low correlation to broad equity market indices. The Fund and the Institutional Class commenced operations on August 14, 2017 and trading commenced on September 8, 2017. Class N commenced operations on December 28, 2017.

Class N shares and Institutional Class shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing or distribution, class- related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Swaps and options are valued based on the daily price reported from the counterparty or pricing agent. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third-party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Core Market Neutral Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Core Market Neutral Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2020 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Short-Term Investments	$—	$17,698,457	$—	$17,698,457
Total	$—	$17,698,457	$—	$17,698,457

The Fund did not hold any Level 3 securities during the year.

Cash – Cash is held with a financial institution. Cash of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus, there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Swap Agreements – The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund has entered into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would typically be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) typically earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, the Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the adviser believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap.

The Fund holds a total return swap with Morgan Stanley Capital Services LLC. The swap provides exposure to the daily returns of a reference asset managed by Campbell & Co., LLC, less 0.35% per annum, in a market neutral strategy. According to the terms of the swap, the adviser may increase or decrease this exposure on a daily basis. As of March 31, 2020 , the Fund was subject to a base rate of one month USD LIBOR plus 8 bp. The reference asset account participates in an offsetting cash yield at the rate of one month LIBOR. The swap agreement contract was initially entered into as of

Core Market Neutral Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

December 17, 2018 (initial notional investment of $11,500,000), and has a two years swap duration, which may be increased, or decreased daily, and extended at any time.

The Fund collateralizes swap agreements with cash and certain securities as indicated on the Portfolio of Investments and Statement of Assets and Liabilities of the Fund, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed by the Fund are regularly collateralized either directly with the Fund or in a segregated account at the custodian. As of March 31, 2020 , the Fund held $3,000,000 in cash in the collateral account with its custodian.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement, in the event of the default or bankruptcy of a swap agreement counterparty. The amounts due to the Fund or the counterparty are settled weekly, and therefore limits the Fund’s exposure. The Fund will enter into swap agreements only with large, well- capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Adviser. The financial statements of these counterparties may be available by accessing the Securities and Exchange Commission’s (“SEC”) website, at www.sec.gov.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements. Additionally, the Fund and each derivative counterparty enter into a Credit Support Annex which becomes part of the ISDA Master Agreement. The Credit Support Annex governs the margin collateral arrangements between the Fund and the derivative counterparty.

For the year ended March 31, 2020, swap-related management fees, as provided by the counterparty, were equal to an annualized 1.40% of the Fund’s average daily net assets.

The notional value of the derivative instruments outstanding as of March 31, 2020 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded

Core Market Neutral Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

related to uncertain tax positions taken or returns filed for the open tax years ended March 31, 2018 and March 31, 2019 or expected to be taken in the Fund’s March 31, 2020 year end tax returns. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid semi-annually and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Pursuant to an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”), investment advisory services are provided to the Fund by the AlphaCore Capital, LLC (“Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.99% of the average daily net assets of the Fund. For the year ended March 31, 2020, the Adviser earned management fees of $273,300, subject to the waiver detailed below.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees), contractual indemnification of Fund service providers (other than the Adviser)) at least until October 31, 2020, so that the total annual operating expenses of the Fund does not exceed 1.94% and 2.19% of the average daily net assets of the Fund’s Institutional Class and Class N, respectively (the “Expense Limitation Agreement”). For the year ended March 31, 2020, $42,061 fees were waived pursuant to the Expense Limitation Agreement. As of March 31, 2020, the Adviser has waived fees of $249,877 of which $71,316, $136,500 and $42,061 is subject to recapture before March 31, 2021, March 31, 2022 and March 31, 2023, respectively, pursuant to the Expense Limitation Agreement.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Board has adopted, on behalf of the Fund, the Trust’s Class N Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund’s Class N shares may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder service activities. For the year ended March 31, 2020, the Fund’s Class N shares incurred distribution fees of $316.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended March 31, 2020, the Distributor did not receive any underwriting commissions for sales of Fund shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for

Core Market Neutral Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

providing administration, fund accounting, and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2020, amounted to $0 and $0, respectively, for the Fund.

5.	OFFSETTING OF FINANCIAL AND DERIVATIVE ASSETS AND LIABILITIES

The Fund’s policy is to recognize a net asset or liability equal to the unrealized swap contracts gain or losses. During the year ended March 31, 2020, the Fund was subject to a master netting arrangement for the swap contracts.

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended March 31, 2020:

Derivative Investment Type	Location of Gain/Loss on Derivative
Swaps	Net realized loss from swaps

The following is a summary of the Fund’s realized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended March 31, 2020:

Realized loss on derivatives recognized in the Statement of Operations
		Total for the
		Year Ended
Derivative Investment Type	Equity Risk	March 31, 2020
Swaps	$(4,020,585)	$(4,020,585)
Total	$(4,020,585)	$(4,020,585)

Core Market Neutral Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

6.	REDEMPTION FEES

The Fund assessed a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his or her shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended March 31, 2020, the Fund assessed $0 in redemption fees.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at March 31, 2020, was as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$17,662,524	$35,933	$—	$35,933

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of March 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(3,573,158)	$(1,456,939)	$—	$35,933	$(4,994,164)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $3,573,158.

At March 31, 2020, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total	Capital Loss Carryforward Utilized
$275,340	$1,181,599	$1,456,939	$5,368

Of the total capital loss carryforward, $1,325,486 is subject to an annual limitation under IRS Code Section 381/382 because of a change in ownership in the prior year.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassifications for the Fund for the fiscal year ended March 31, 2020 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(463,377)	$463,377

Core Market Neutral Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

9.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under section 2(a)(9) of the 1940 Act. As of March 31, 2020, D Keith Campbell Declaration of Trust and Campbell & Company LP account holding shares for the benefit of others, held approximately 39.37% and 34.95%, respectively, of the voting securities of the Fund.

10.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. The Fund early adopted ASU 2018-13 and the related changes have been incorporated into these financial statements.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following:

In connection with the Board of Trustees’ approval on April 3, 2020 for the liquidation of the Fund, the Fund began redeeming outstanding shares of the Fund on May 15, 2020.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Core Market Neutral Fund and Board of Trustees of
Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Market Neutral Fund (the “Fund”), a series of Northern Lights Fund Trust, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Subsequent Liquidation

As discussed in Note 11 to the financial statements, on April 3, 2020, the Board of Trustees of Northern Lights Fund Trust approved the liquidation of Core Market Neutral Fund.

We have served as the auditor of one or more investment companies within the Family of Funds since 2012.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 15, 2020

Core Market Neutral Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2020

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

3/31/20 – NLFT_v1

Core Market Neutral Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2020

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006-2012); and Vice-President, Blu Giant, LLC, (2004-2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer, Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013-2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of March 31, 2020, the Trust was comprised of 71 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-447-2532.

3/31/20 – NLFT_v1

Core Market Neutral Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
March 31, 2020

As a shareholder of the Fund you incur (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period from October 1, 2019 through March 31, 2020.

Actual Expenses: The actual section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The hypothetical section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Core Market Neutral Fund:	Actual			Hypothetical
	Beginning	Ending	Expenses	Beginning	Ending	Expenses	Fund’s
	Account	Account	Paid	Account	Account	Paid	Annualized
	Value	Value	During	Value	Value	During	Expense
	10/1/19	3/31/20	Period*	10/1/19	3/31/20	Period*	Ratio
Institutional Class	$1,000.00	$874.20	$9.28	$1,000.00	$1,015.10	$9.97	1.98%

	Beginning	Ending	Expenses	Beginning	Ending	Expenses	Fund’s
	Account	Account	Paid	Account	Account	Paid	Annualized
	Value	Value	During	Value	Value	During	Expense
	10/1/19	3/31/20	Period*	10/1/19	3/31/20	Period*	Ratio
Class N	$1,000.00	$872.10	$10.39	$1,000.00	$1,013.90	$11.18	2.22%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six-month period ended March 31, 2020 (183) divided by the number of days in the fiscal year (366).

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent year ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-447-2532 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-800-SEC-0330.

Investment Adviser

AlphaCore Capital, LLC

875 Prospect St. Suite 315

La Jolla, CA 92037

Administrator

Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 – $18,000

2019 – $18,000

(b)	Audit-Related Fees

2020 – None

2019 – None

(c)	Tax Fees

2020 – $3,000

2019 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019 2020

Audit-Related Fees:      0.00% 0.00%

Tax Fees:      0.00% 0.00%

All Other Fees:     0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $3,000

2019 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin Wolf

Kevin Wolf, Principal Executive Officer/President

Date 5/29/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin Wolf

Kevin Wolf, Principal Executive Officer/President

Date 5/29/20

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 5/29/20